EXHIBIT 10.6


May 23, 1995
6-1162-RCN-916


United Air Lines, Inc.
Executive Offices
P. 0. Box 66100
Chicago, IL 60666-0100

Attention:    J. L. Pollock Sr.
              Staff Representative
              Aircraft Purchasing

Subject:      Settlement of Certain Business Matters

Reference:  a) Letter Agreement No. 6-1162-DLJ-948;
            [*CONFIDENTIAL MATERIAL OMITTED AND FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE
            COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
            TREATMENT]

            b) Letter No. 6-1162-RCN-830;
            [*CONFIDENTIAL MATERIAL OMITTED AND FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE
            COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
            TREATMENT]

            c) Letter No. 6-1162-RCN-880;
            [*CONFIDENTIAL MATERIAL OMITTED AND FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE
            COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
            TREATMENT]

            d) Letter No. 6-1162-RCN-892;
            [*CONFIDENTIAL MATERIAL OMITTED AND FILED
            SEPARATELY WITH THE SECURITIES AND EXCHANGE
            COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
            TREATMENT]

Dear Jerry:

This letter is to confirm the settlement reached between Boeing and United with respect to the matters listed below.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By:  /s/ R.C. Nelson

Its:  Attorney-In-Fact


ACCEPTED AND AGREED TO THIS
Date:  June 2, 1995

UNITED AIR LINES, INC.

By:  /s/ D.A. Hacker

Its:  Senior Vice President and
      Chief Financial Officer